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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 30, 2001



                                -----------------


                               AT HOME CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-22697                77-0408542
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)

                      450 Broadway Street, Redwood City, CA           94063
                    (Address of principal executive offices)        (Zip Code)


                                 (650) 556-5000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
                                -----------------



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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibits 99.1 through 99.3 and incorporated herein by reference are the At Home Corporation Monthly Operating Reports filed with the U.S. Bankruptcy Court on November 30, 2001 for the period from September 29, 2001 to October 31, 2001, on December 20, 2001 for the period from November 1, 2001 to November 30, 2001 and on January 31, 2002 for the period from December 1, 2001 to December 31, 2001. Copies of bank statements included in the Monthly Operating Reports as filed with the U.S. Bankruptcy Court have been omitted herein.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed as a part of this report:

Exhibit No.       Description
-----------       -----------

99.1 At Home Corporation Monthly Operating Report for the Period From September 29, 2001 to October 31, 2001.

99.2 At Home Corporation Monthly Operating Report for the Period From November 1, 2001 to November 30, 2001.

99.3 At Home Corporation Monthly Operating Report for the Period From December 1, 2001 to December 31, 2001.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AT HOME CORPORATION.



                                     By: /s/ Terri Curtis
                                         ---------------------------------------
                                         Terri Curtis
Date: February 6, 2002                   Vice President and Corporate Controller





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                                INDEX OF EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1 At Home Corporation Monthly Operating Report for the Period From September 29, 2001 to October 31, 2001.

99.2 At Home Corporation Monthly Operating Report for the Period From November 1, 2001 to November 30, 2001.

99.3 At Home Corporation Monthly Operating Report for the Period From December 1, 2001 to December 31, 2001.